RBC FUNDS TRUST

RBC Small Cap Value Fund

Supplement dated August 25, 2017 to the Prospectus and Statement of Additional Information (“SAI”) for the RBC Equity Funds dated January 27, 2017

(as may be supplemented from time to time)

This Supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus and SAI.

Effective on August 25, 2017 (the “Effective Date”), the minimum initial investment for Class I shares of the RBC Small Cap Value Fund is lowered from $250,000 to $100,000.

The table under the heading titled “Purchase and Sale of Fund Shares” on page 31 of the Prospectus is deleted in its entirety and replaced with the following:

Minimum Initial Investment:
Class A	$1,000 ($250 for IRA and $100 for Automatic Monthly Investment Plan)
Class I	$250,000 ($100,000 for the RBC Small Cap Value Fund and $0 for Qualified Retirement Plans)
Class R6	$250,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None
1	For more information about Institutional Investors and Eligible Investors, see “Additional Policies About Transactions” on page 48 of this Prospectus.

The table under the heading titled “Investment Minimums” on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

Minimum Initial Investment

Amount
Class A Shares
Regular Account	$1,000
IRA	$250

Class I Shares
Regular Account (except RBC Small Cap Value Fund)	$250,000
Regular Account (RBC Small Cap Value Fund)	$100,000
Through Qualified Retirement Benefit Plans	$0

Class R6 Shares
Institutional Investors	$250,000
Eligible Investors	$0

The seventh paragraph under the heading titled “Additional Policies About Transactions” on page 48 of the Prospectus is replaced with the following paragraph:

Class I Eligibility. Each Fund (except the RBC Small Cap Value Fund) offers Class I shares to institutions or individuals with a $250,000 minimum requirement for initial investment. The RBC Small Cap Value Fund offers Class I shares to institutions or individuals with a $100,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Funds listed in this Prospectus does not apply to investments by employees of the Advisor or its affiliates, officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum requirement for subsequent investment for all shares of the Funds.

The sixth paragraph under the heading titled “Additional Policies on Selling Shares (Redemptions)” on page 56 of the Prospectus is replaced with the following paragraph:

Minimum Account Size for Class I and Class A Shares. You must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000 for Class A shareholder accounts, $250,000 for Class I shareholder accounts in the RBC Mid Cap Value Fund, RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund and RBC Microcap Value Fund and $100,000 for Class I shareholder accounts in the RBC Small Cap Value Fund. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

The item “Class I Shares” under the heading titled “Shares” on page 28 of the SAI is replaced with the following:

Class I Shares –	The Access Fund and all Equity Funds offer Class I Shares to institutions or individuals. For the Equity Funds (except the RBC Small Cap Value Fund) there is a $250,000 minimum requirement for initial investment. For the RBC Small Cap Value Fund there is a $100,000 minimum requirement for initial investment. Class I shares of the Access Fund are offered to individuals and institutions with a $1,000,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. There is no minimum requirement for subsequent investment for all shares of the Access Fund and Equity Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE